UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) April 27, 2005
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                             MCLEODUSA INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                0-20763                               42-1407240
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        (Commission File Number)           (IRS Employer Identification No.)


          McLeodUSA Technology Park
          4200 C. Street SW, P.O. Box 3177
          Cedar Rapids, IA                              52406-3177
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      (Address of Principal Executive Offices)          (Zip Code)

                                 (319) 364-0000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02        Results of Operations and Financial Condition

On April 27, 2005, McLeodUSA Incorporated announced its financial and operating results for the quarter ended March 31, 2005 in a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01        Financial Statements and Exhibits

Exhibit No.      Description
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99.1             Press Release, dated April 27, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MCLEODUSA INCORPORATED


Dated: April 27, 2005                      By: /s/ G. Kenneth Burckhardt
                                               --------------------------------
                                           Name:  G. Kenneth Burckhardt
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release, dated April 27, 2005